NATIONWIDE MUTUAL FUNDS

Nationwide BNY Mellon Core Plus Bond Fund (formerly, Nationwide BNY Mellon Core Plus Bond ESG Fund)

Supplement dated May 7, 2025

to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a special meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on May 6, 2025, the Board approved the termination of Insight North America LLC (“Insight”) as the subadviser to the Nationwide BNY Mellon Core Plus Bond Fund (the “Fund”), and the appointment of Invesco Advisers, Inc. (“Invesco”) as the Fund’s new subadviser. This change is anticipated to take effect on or about May 12, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, Insight in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Invesco Core Plus Bond Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	The tables under the heading “Fees and Expenses” beginning on page 1 of the Summary Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.97%	0.84%	0.94%
Total Annual Fund Operating Expenses	1.67%	1.29%	1.39%
Fee Waiver/Expense Reimbursement(1)	(0.82%)	(0.82%)	(0.82%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	0.47%	0.57%
(1)

Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.47% until at least February 28, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

d.	The table under the heading “Example” on page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$852	$1,220	$2,251
Class R6 Shares	48	328	629	1,484
Institutional Service Class Shares	58	359	682	1,597

e.	The information under the heading “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund is designed to provide a diversified portfolio of different types of bonds. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in bonds and other debt securities that carry higher risks, but which potentially offer higher investment rewards. The bonds in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 30% of its net assets in foreign securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.

The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.

The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.

The Fund may invest in derivatives, such as options, futures, options on futures, forward foreign currency contracts and swaps, either as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund.

The Fund normally invests primarily in bonds that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 20% of its net assets at the time of purchase, in high-yield bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds.

In managing the Fund, the subadviser’s portfolio managers rely on a team of internal specialists. The portfolio managers primarily select investment grade fixed-income securities included in the Bloomberg U.S. Aggregate Bond Index (the “Index”), using the Index as a reference to decide on appropriate risk factors such as sector and issuer weightings and duration relative to the Index. Using a bottom-up approach to recommend larger or smaller exposures to these risk factors, the specialists seek attractive risk-reward opportunities and securities they believe best enable the portfolio managers to pursue those opportunities. The portfolio managers consider the specialists’ recommendations in adjusting the Fund’s risk exposures and security selections on a real-time basis using proprietary communication technology.

The subadviser attempts to maintain (i) a dollar-weighted average portfolio maturity of between three and 10 years; and (ii) a duration of within +/- two years of the Index. These maturity and duration targets are guidelines only and the subadviser may deviate from them in their discretion without advance notice to shareholders. The subadviser utilizes active duration (i.e., making investments to reduce or increase the sensitivity of the Fund’s portfolio to interest rate changes) and yield curve positioning (i.e., making investments that allow the Fund to benefit from varying interest rates) for risk management and for generating returns of investments in excess of the Index.

Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The Fund may engage in active and frequent trading of portfolio securities.

f.	The information under the heading “Principal Risks” beginning on page 3 of the Summary Prospectus is modified as follows:

i.	“Corporate loans risk” is deleted in its entirety.

ii.	The following sub-risks are added below “Delayed-delivery risk:”

 To-be-announced transactions (“TBAs”) – TBAs involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

 Dollar roll transactions – dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.

iii.	The following risk is restated as follows:

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, or specific securities are restricted or privately-offered, it can become more difficult to sell the securities or instruments promptly or at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in restricted securities, foreign securities and high-yield bonds tend to have more exposure to liquidity risk than registered or domestic securities and higher-rated bonds.

iv.	The following risks and sub-risks are hereby added:

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivatives also may be more difficult to purchase, sell or value than other instruments.

  Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

  Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

  Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.

  Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.

Sector risk – investments in particular industries or sectors may be more volatile than the overall securities markets. Therefore, if the Fund emphasizes on or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

g.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc.

h.	The table under the heading “Portfolio Management – Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michael Hyman	Portfolio Manager	Since 2025
Matthew Brill, CFA	Portfolio Manager	Since 2025
Todd Schomberg, CFA	Portfolio Manager	Since 2025
Chuck Burge	Portfolio Manager	Since 2025

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Invesco.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE